SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Filed by the registrant [X]

                Filed by a party other than the registrant [ ]

Check the appropriate box:
[   ]Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

                           SPECIALIZED LEASING, INC.
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        ----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid: 0

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing party:
(4) Date filed:

                           Specialized Leasing, Inc.
                          79811 "A" Country Club Drive
                            Bermuda Dunes, CA 92201
                              Phone: 760-345-2400

                                December 26, 2002




Dear Shareholders:

Since the inception of the company, we have not accomplished our growth goals, due to changing economic and market conditions. Therefore, the board of directors of the company has decided to reorganize the company. In order to accomplish this, the board proposes a 10-1 reverse split of the company's operating capital.

The Special Meeting of Shareholders of Specialized Leasing, Inc., a Nevada corporation (the "Company") will be held at the offices of the company at 79811 "A" Country Club Drive, Bermuda Dunes, California, on January 12, 2003, at 8:30 a.m. Pacific Time, to consider and vote upon a proposal to spin off its subsidiary, Specialized Lease Holdings, Inc., a proposal to effect a 1-10 reverse split of its outstanding share capital, and to act upon such ofther matters a may properly come before the shareholder's meeting or any adjournment thereof.

Only shareholders or record at the close of business on September 1, 2002 are entitled to notice of, and to vote at, the special shareholder's meeting.

All shareholders are extended a cordial invitation to attend the Special Meeting of Shareholders.

By order of the Board of Directors

Robert T. Yarbray
----------------------------------
Robert T. Yarbray, Secretary
Bermuda Dunes, CA
December 26, 2002





                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON January 12, 2003

NOTICE IS HEREBY GIVEN, that aSpecial Meeting of Shareholders of Specialized Leasing, Inc., a Nevada corporation ("SZLG"), will be held at the Company's offices located at 79811 Country Club Drive, Bermuda Dunes, California on January 12, 2003 at 8:30 p.m. for the following purposes:

(1) To approve a 10 for 1 reverse split of common shares of Specialized Leasing, Inc.;

(2) To approve the authorized common capital shares of the Company to be increased to 100,000,000;

(3) To ratify all actions taken by the Board of Directors in the past fiscal year; and

(4) To transact such other business as may properly come before the 2002 Special Meting and any adjournment thereof.

The Company has fixed the close of business on December 1, 2002 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            Robert T. Yarbray
                                            -----------------------
                                            Robert T. Yarbray, Secretary
                                            Bermuda Dunes, California
                                            Date: December 26, 2002

TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

                        ----------------------------------

















                           SPECIALIZED LEASING, INC.

                                PROXY STATEMENT

                   FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON January 12, 2003


I. INTRODUCTION

The Board of Directors of Specialized Leasing, Inc., a California corporation (the "Company"), is soliciting the accompanying Proxy in connection with its 2002 Special Meeting of Shareholders of the Company to be held at 3:00 p.m. Pacific Daylight Time on January 12, 2003, 2002 at 79811 "A" Country Club Drive, Bermuda Dunes, California, and any adjournments thereof. The Notice of Special Meeting and Proxy Card were mailed to shareholders on or about November 1, 2002. The Company's Annual Report on Form 10-KSB for the year ended March 31, 2002, was filed on July 12, 2002, and a copy will be available to any shareholder requesting it in writing.

II. OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed the close of business on December 1, 2002, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 20,070,500 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for approval of each of the Company's proposals.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive Officer of the Company, Mr. George White, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting.


      III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHARE HOLDINGS

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 1, 2002, by: (i) each current director; each nominee for director, and executive officer of the Company; (ii) all
directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.




                          Shares            Percent
                          Beneficially      Owned
                          Owned
                          ------------      --------
Name and Address
of Beneficial Owner
-------------------
George White               3,625,000         18.33%
75370 Fairway Drive
Indian Wells, CA 92210

Robert T. Yarbray          3,484,000         17.62%
46280 Manitou Drive
Indian Wells, CA 92210



Russell Nordstrom            100,000           0.5%
1501 Westcliff #305
Newport Beach, CA 92660

James Keating                100,000           0.5%
75582 Debbie Lane
Indian Wells, CA 92210

Brent Wipp                   100,000           0.5%

Franklin Scivally          3,367,000         17.03%
200 S. Hampton Hill Ct.
Tucson, AZ 85748


Donald Smallman            3,500,000         17.69%
11337 West Olive Drive
Avondale, AZ 85323

James Rather               2,000,000            10.11%
route 2, Box 9-A
Oliver Springs, TN 37840

Agata Gotova*              2,000,000            10.11%
1119 Harbor Hills Lane
Santa Barbara, CA 93109

Directors as a Group      11,167,000         56.47%


*Agata Gotova is the wife of our counsel, Kenneth Eade

------------



Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.





                    IV. EXECUTIVE COMPENSATION

The following table sets forth both the compensation paid or accrued by the Company for services rendered by executive officers of the Company for the fiscal year ended March 31, 2002. No executive officer's total compensation exceeded $100,000 based on salary and bonus during any of the three years.

                     SUMMARY COMPENSATION TABLE

                                           Special Compensation
       Long-Term
                                            ---------------------
---------------    Compensation
Name and Principal Position         Year    Salary ($)    Bonus
($)    Other ($)    Options (No.)
-----------------------------------------------------------------
   NONE PAID

---------




VI. PROPOSAL NUMBER ONE - 10-1 REVERSE SPLIT OF COMMON SHARES OF CAPITAL OF SPECIALIZED LEASING, INC.

The company proposes a reverse split of the company's common stock capital in order to accommodate the company's new plan of reorganization and diversification.

After the reverse split, the number of outstanding shares of Specialized Leasing, Inc. will be approximately 2,070,050 shares.

PROPOSAL NUMBER ONE CALLS FOR THE APPROVAL OF A 1 FOR 10 REVERSE SPLIT OF THE COMMON CAPITAL STOCK OF SPECIALIZED LEASING, INC. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER ONE.


VII. PROPOSAL NUMBER TWO - TO INCREASE THE NUMBER OF AUTHORIZED COMMON CAPITAL STOCK OF THE COMPANY TO ONE HUNDRED MILLION SHARES (100,000,000)

In order for the Company to acquire capital by the issuance of shares in future, it is necessary for the Company increase its post-reverse split authorized common capital shares to one hundred million (100,000,000) shares.

PROPOSAL NUMBER TWO CALLS FOR APPROVAL OF AUTHORIZED COMMON CAPITAL STOCK OF ONE HUNDRED MILLION (100,000,000) SHARES. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER TWO.



     X. PROPOSAL NUMBER THREE CALLS FOR THE SHAREHOLDERS TO RATIFY AND APPROVE ANY AND ALL ACTIONS TAKEN BY THE BOARD OF DIRECTORS
SINCE THE LAST MEETING OF THE SHAREHOLDERS.




                        XI. OTHER BUSINESS

No business, other than as set forth herein, is expected to come before the 2002 Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

                     XII. SHAREHOLDER PROPOSALS

Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Special Meeting of Shareholders must be received by the Company by January 4, 2003 to be included in the Special Meeting.

          XIII. ANNUAL REPORT TO SHAREHOLDERS: FORM 10-KSB

The Company filed its Annual Report for the fiscal year ended March 31, 2002 on Form 10K on July 9, 2002. The Company will furnish, without charge, to each person whose proxy is being solicited, and to any shareholder of the Company, upon written request of any such person, a copy of the Company's Special Report of Form 10-K for the year ended March 31, 2002, including all financial statements and financial statement schedules thereto, and any exhibit included in the list accompanying the Form 10-K, to any shareholder, upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibits. Requests for copies of such report, and/or exhibits, should be directed to Mr. George White, Chief Executive Officer, at the Company's principal executive offices. The report, financial statements and exhibits are also available at the Securities and Exchange Commission's Internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS,


 Robert T. Yarbray
 Secretary
 Bermuda Dunes, California
 December 26, 2002

















































Exhibit 1 - Proxy Card

                                     PROXY

The undersigned shareholder of Specialized Leasing, Inc. (The
"Company") hereby appoints George White as proxy holder of the undersigned to attend the Special general meeting of the Company to be held on January 12, 2003,and any adjournment thereof with authority to act and vote therat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     1. To reverse split the common stock capital of Specialized Leasing, Inc. 1 for every 10 shares of common stock.

FOR________                        AGAINST__________


     2. To increase the common stock capital of Specialized Leasing, Inc. to One Hundred Million (100,000,000) shares.

FOR________                        AGAINST__________



     3. To ratify and approve any and all actions taken by the Board of Directors of the Company since the last meeting of the shareholders.

FOR_______                              AGAINST_______

If this proxy is not dated it will be deemed to bear the date on which it was mailed.

Executed this ____day of _________, 2003.
                                        ________________________
Name of Shareholder                     Signature of Shareholder

                                        ________________________
Address (if different from above)       Signature of Shareholder